UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2008

Wauwatosa Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51507	20-3598485
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin		53226
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-761-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 17, 2008, Wauwatosa Holdings, Inc. issued a press release announcing that the name of its wholly-owned bank subsidiary, Wauwatosa Savings Bank, would be changed to WaterStone Bank SSB. The new name and logo will be officially introduced in May 2008.

Item 9.01 Financial Statements and Exhibits.

The following is furnished as an exhibit to this report.

Exhibit No. 99.1

Press Release of Wauwatosa Holdings, Inc. dated March 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wauwatosa Holdings, Inc.

March 17, 2008	By:	Richard C. Larson

Name: Richard C. Larson
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Wauwatosa Holdings, Inc. dated March 17, 2008